EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report of J.Crew Group, Inc., J. Crew Intermediate LLC and J.Crew Operating Corp. (collectively, the “Company”) on Form 10-Q/A for the period ended May 1, 2004 (the “Report”), Millard S. Drexler and Amanda J. Bokman, the Chief Executive Officer and Chief Financial Officer of the Company, respectively, each certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his or her knowledge:

1.             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 22, 2004

/s/ Millard S. Drexler
Millard S. Drexler
Chief Executive Officer

/s/ Amanda J. Bokman
Amanda J. Bokman
Chief Financial Officer